Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Events

Note 19. Subsequent Events

Proposed Merger

On February 17, 2012, we and CPA®:15 entered into a definitive agreement pursuant to which CPA®:15 will merge with and into one of our subsidiaries for a combination of cash and shares of our common stock as described below. In connection with the Proposed Merger, we plan to file a registration statement with the SEC regarding the shares of our common stock to be issued to shareholders of CPA®:15 in the Proposed Merger. Special meetings will be scheduled to obtain the approval of CPA®:15's shareholders of the Proposed Merger and the approval of our shareholders of the Proposed Merger and the Proposed REIT Reorganization described below. The closing of the Proposed Merger is also subject to customary closing conditions. If the Proposed Merger is approved and the other closing conditions are met, we currently expect that the closing will occur by the third quarter of 2012, although there can be no assurance of such timing.

At December 31, 2011, CPA®:15's portfolio was comprised of full or partial ownership in 315 properties, substantially all of which were triple-net leased with an average remaining life of 10.4 years and an estimated annual contractual minimum base rent of $223.0 million (on a pro rata basis). We expect to assume the related property debt comprised of 74 fixed-rate and seven variable-rate non-recourse mortgage loans with an aggregate fair value of $1.2 billion and a weighted-average annual interest rate of 5.7% at December 31, 2011 (on a pro rata basis). During 2011, we earned $26.0 million in fees from CPA®:15 and recognized $3.4 million in equity earnings based on our ownership of shares in CPA®:15.

We have also obtained a commitment for a $175.0 million term loan as part of our credit facility in order to pay for the cash portion of the consideration in the Proposed Merger. Our commitment expires on the earlier of the termination or closing of the Proposed Merger or September 30, 2012. The commitment letters are subject to a number of closing conditions, including the lenders' satisfactory completion of due diligence and determination that no material adverse change has occurred, and there can be no assurance that we will be able to obtain the term loan on acceptable terms or at all.

In the Proposed Merger, CPA®:15 shareholders will be entitled to receive a $1.25 in cash and 0.2326 shares of our common stock for each share of CPA®:15 common stock owned, which equated to $11.73 per share of CPA®:15 common stock based on our $45.07 per share closing price as of February 17, 2012, the date that the merger agreement was signed. The estimated total Proposed Merger consideration includes cash of approximately $151.8 million and the issuance of approximately 28,241,000 of our shares, based on the total shares of CPA®:15 outstanding of 131,566,206, of which 10,153,074 shares were owned by us, on February 17, 2012. As a condition of the Proposed Merger, we have agreed to waive our subordinated disposition and termination fees.

If the Proposed Merger is approved, immediately prior to merging, we plan to reorganize as a real estate investment trust. The Proposed REIT Reorganization is an internal reorganization of our corporate structure into a real estate investment trust to hold substantially all of our real estate assets attributable to our Real Estate Ownership segment while the activities conducted by our Investment Management segment subsidiaries will be organized under taxable real estate investment trust subsidiaries. This Proposed REIT Reorganization is expected to be tax-free for U.S. Federal purposes, except for the cash consideration.

Retrospective Adjustment for Discontinued Operations

During the three months ended March 31, 2012, we sold two domestic properties for $2.4 million, net of selling costs, and recognized a net loss on these sales of $0.2 million, excluding impairment charges of $0.8 million previously recognized during 2011. Additionally, in January 2012, we entered into an agreement to sell a domestic property previously leased to L-3 Communications Titan Corp. In April 2012, we completed the sale of this property for $13.2 million, net of selling costs. In connection with the sale, we recognized impairment charges totaling $2.4 million during the three months ended March 31, 2012. We also recognized an impairment charge of $5.8 million on this property during 2011. In accordance with current authoritative guidance for accounting for disposal of long-lived assets, the accompanying consolidated statements of income have been retrospectively adjusted and the net results of operations of each of these properties have been reclassified to discontinued operations for the years ended December 31, 2011, 2010 and 2009. The net effect of the reclassification represents an increase of $4.5 million, or 3%, in our previously reported income from continuing operations for the year ended December 31, 2011, and decreases of $1.9 million, or 2%, and $2.0 million, or 3%, in our previously reported income from continuing operations for the years ended December 31, 2010 and 2009, respectively. There is no effect on our previously reported net income, financial condition or cash flows.

REIT Reorganization and Merger (Unaudited)

On September 28, 2012, as part of its plan to reorganize the business operations of W. P. Carey & Co. LLC (“the Predecessor”) in order to qualify as a real estate investment trust for federal income tax purposes, the Predecessor merged with and into W. P. Carey Inc., with W. P. Carey Inc. as the surviving corporation, succeeding to and continuing to operate the existing business of the predecessor.

The conversion of the predecessor to a REIT was implemented through a series of reorganizations and transactions, including, among other things (i) certain mergers of subsidiaries of the Predecessor with and into W. P. Carey Inc., (ii) the merger of the Predecessor with and into W. P. Carey Inc., with W. P. Carey Inc. surviving the merger (the “W. P. Carey Merger”) pursuant to a definitive agreement and plan of merger dated as of February 17, 2012 between W. P. Carey & Co. LLC and W. P. Carey Inc., and (iii) the qualification by W. P. Carey Inc. as a REIT for federal income tax purposes (collectively, the “REIT Reorganization”).

The REIT Reorganization and the Proposed Merger were approved by the requisite vote of shareholders of the Predecessor at a special meeting held on September 13, 2012. At the effective time of the W. P. Carey Merger, each outstanding listed share of the Predecessor, no par value per share, was converted into the right to receive an equal number of shares of the W. P. Carey Inc.'s common stock, par value $0.001 per share, which are subject to certain share ownership and transfer restrictions designed to protect W. P. Carey Inc.'s ability to qualify for REIT status. The REIT Reorganization was completed on September 28, 2012.

The Proposed Merger was also approved by the requisite vote of the stockholders of CPA®:15 at a special meeting held on September 13, 2012. At the effective time of the Proposed Merger, each share of CPA®:15 common stock issued and outstanding immediately prior to the effective time of the Proposed Merger, other than shares owned by holders of CPA®:15 common stock who had perfected their appraisal rights, were cancelled and ultimately converted into the Proposed Merger consideration. A term loan facility was obtained in February 2012 as part of the Predecessor's credit facility, the proceeds of which were available in a single draw and used solely to finance in part the Merger consideration and transaction costs and expenses. The Proposed Merger was completed on September 28, 2012.